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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2004


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)


            DELAWARE                            0-27918                              13-3070826
 (State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
      of Incorporation)
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             2511 GARDEN ROAD
           BUILDING A, SUITE 200
           MONTEREY, CALIFORNIA                                     93940
(Address of principal executive offices)                          (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

           On March 29, 2004, Century Aluminum Company ("Century") issued a press release announcing that it had agreed to acquire from Columbia Ventures
Corporation ("CVC") 100-percent of the equity shares of Nordural hf, a primary aluminum producer in Iceland. Century previously announced that it had agreed to aquire an initial 49.9-percent interest in Nordural that could increase to 100-percent following the satisfaction of certain conditions. Those conditions have been satisfied and, on March 28, 2004, Century and CVC entered into an Amended and Restated Stock Purchase Agreement reflecting Century's agreement to acquire CVC's entire interest in Nordural. The purchase price for the shares is $150 million plus cash at December 31, 2003 and related adjustments totaling
$13.2 million, subject to further purchase price adjustments. In addition, Nordural has long-term, project debt of approximately $190 million. The agreement also provides for a contingent payment of $25 million to CVC based on the completion of certain events related to a planned expansion of Nordural's primary aluminum reduction facility, which may be payable as early as closing of the acquisition. The transaction is still expected to close by May 31, 2004, subject to satisfaction of customary closing conditions.

           A copy of the press release is attached hereto as Exhibit 99.1. A copy of the Amended and Restated Stock Purchase Agreement is attached hereto as
Exhibit 2.1.

           Century issued another press release on March 29, 2004 announcing it had filed with the Securities and Exchange Commission a preliminary prospectus supplement to its existing shelf registration statement relating to a proposed underwritten public offering of 9,000,000 shares of its common stock.

           A copy of the press release is attached hereto as Exhibit 99.2.

FORWARD-LOOKING STATEMENTS

           This Form 8-K may contain certain "forward-looking statements."
Century has based these forward-looking statements on current expectations and projections about future events. Many of these statements may be identified by the use of forward-looking words such as "expects," "anticipates," "plans,"
"believes," "projects," "estimates," "should," "will," and "potential" and variations of such words. These forward-looking statements are subject to risks, uncertainties and assumptions and readers are cautioned that actual results could differ materially and, therefore, they should not place undue reliance on any forward-looking statements. Century does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.


                                       2
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (C)          EXHIBITS.

           The following exhibits are filed with this report on Form 8-K:

                                  EXHIBIT INDEX

Exhibit Number        Description

     2.1              Amended and Restated Stock Purchase Agreement, dated as of
                      March 28, 2004, by and among Century, CVC and Nordural.

    99.1 Press Release, dated March 29, 2004, announcing Century's agreement with CVC to purchase 100% of Nordural hf.

    99.2 Press Release, dated March 29, 2004, announcing the filing of a prospectus supplement with the Securities and Exchange Commission.

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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CENTURY ALUMINUM COMPANY

Date: March 29, 2004                 By:  /s/  Gerald J. Kitchen
                                          ------------------------------------
                                          Name: Gerald J. Kitchen
                                          Title:   Executive Vice President,
                                                   General Counsel Chief
                                                   Administrative Officer and
                                                   Secretary


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                                  EXHIBIT INDEX

Exhibit Number        Description

     2.1              Amended and Restated Stock Purchase Agreement, dated as of
                      March 28, 2004, by and among Century, CVC and Nordural.

    99.1 Press Release, dated March 29, 2004, announcing Century's agreement with CVC to purchase 100% of Nordural hf.

    99.2 Press Release, dated March 29, 2004, announcing the filing of a prospectus supplement with the Securities and Exchange Commission.